URSTADT BIDDLE PROPERTIES INC.

                               321 RAILROAD AVENUE

                          GREENWICH, CONNECTICUT 06830




                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 March 12, 2003

Notice is hereby given that the Annual Meeting of Stockholders of Urstadt Biddle Properties Inc. will be held at the Hyatt Regency Greenwich, Old Greenwich, Connecticut, on Wednesday, March 12, 2003, at 11:00 a.m. for the following purposes:

         1.       To elect three Directors to serve for three years;

         2. To ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for one year; and

         3. To transact such other business as may properly come before the meeting or any adjournments thereof.

Stockholders of record as of the close of business on January 27, 2003 are entitled to notice of and to vote at the Meeting.

         WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY
                            IN THE ENCLOSED ENVELOPE.

                                                 By Order of the Directors


                                                 /s/ Thomas D. Myers
                                                 THOMAS D. MYERS
                                                 Secretary

January 31, 2003

                         URSTADT BIDDLE PROPERTIES INC.

                               321 RAILROAD AVENUE
                          GREENWICH, CONNECTICUT 06830




                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                          to be held on March 12, 2003


         This Proxy Statement is furnished to stockholders of Urstadt Biddle Properties Inc., a Maryland corporation (hereinafter called the "Company"), in connection with the solicitation of proxies in the form enclosed herewith for use at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held at the Hyatt Regency Greenwich, 1800 E. Putnam Avenue, Old Greenwich, Connecticut, on March 12, 2003 at 11:00 a.m. for the purposes set forth in the Notice of Meeting.

         The solicitation is made on behalf of the Directors of the Company and the costs of the solicitation will be borne by the Company. Directors, officers and employees of the Company and its affiliates may also solicit proxies by telephone, telegraph, fax or personal interview. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of the shares.

         Holders of record of Common Shares and Class A Common Shares of the Company as of the close of business on the record date, January 27, 2003, are entitled to receive notice of, and to vote at, the Meeting. The outstanding Common Shares and Class A Common Shares constitute the only classes of securities entitled to vote at the Meeting. Each Common Share entitles the holder thereof to one vote and each Class A Common Share entitles the holder thereof to 1/20 of one vote. At the close of business on January 27, 2003, there were 6,741,308 Common Shares issued and outstanding and 18,510,617 Class A Common Shares issued and outstanding.

         Shares represented by proxies in the form enclosed, if such proxies are properly executed and returned and not revoked, will be voted as specified, but where no specification is made, the shares will be voted as follows: (i) FOR the election of the three Directors; (ii) FOR the ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the ensuing fiscal year; and, in the named proxies' discretion, as to any other matter which may properly come before the Meeting. To be voted, proxies must be filed with the Secretary of the Company prior to voting. Proxies may be revoked at any time before exercise by filing a notice of such revocation, by filing a later dated proxy with the Secretary of the Company or by voting in person at the Meeting.

         The Annual Report to stockholders for the Company's fiscal year ended October 31, 2002 has been mailed with or prior to this Proxy Statement. This Proxy Statement and the enclosed proxy were mailed to stockholders on or about January 31, 2003. The principal executive offices of the Company are located at 321 Railroad Avenue, Greenwich, Connecticut 06830 (telephone: 203-863-8200; fax:
203-861-6755).

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

Pursuant to Section 6.2 of the Articles of Incorporation, the Directors are divided into three classes serving three-year terms. Three Directors are to be elected at the Meeting. Messrs. Robert R. Douglass, George H.C. Lawrence and Charles J. Urstadt, comprising Class III, have been nominated for election as Directors to hold office until the year 2006 Annual Meeting and until their successors have been elected and shall qualify.


                                    CLASS III
                           (NOMINATED FOR ELECTION BY
                      HOLDERS OF COMMON SHARES AND CLASS A
                     COMMON SHARES TO SERVE FOR THREE YEARS)


                                                  Principal Occupation                                         Director
                                                 For the Past Five Years                                      Continuous   Term to
Name                                            And Current Directorships                                        Since      Expire
----                                            -------------------------                                     ----------   -------
Robert R. Douglass (A)(C)      Of Counsel,  Milbank, Tweed, Hadley and McCloy; Chairman         71               1991         2006
                               and Director,  Clearstream  International;  Chairman and
                               Director, Cedel International (1994-2002);  Retired Vice
                               Chairman and Director,  The Chase Manhattan  Corporation
                               (1985  to  1993);  Executive  Vice  President,   General
                               Counsel and Secretary,  The Chase Manhattan  Corporation
                               (1976 to  1985);  Trustee,  Dartmouth  College  (1983 to
                               1993);  Chairman,  Downtown Lower Manhattan Association;
                               Chairman  of Alliance  for  Downtown  New York;  Member,
                               Council on Foreign Relations.


George H.C. Lawrence (C)       President   and  Chief   Executive   Officer,   Lawrence         65               1988        2006
                               Investing Company,  Inc. (since 1970); Honorary Trustee,
                               Sarah Lawrence  College;  Director,  Westchester  County
                               Association;   Senior  Vice   President   and  Director,
                               Kensico Cemetery;  Chairman,  Board of Trustees,  Indian
                               River Hospital District.


Charles J. Urstadt (E)         Chairman of the Board of Directors  and Chief  Executive         74               1975        2006
                               Officer  of  the  Company  (since  1989);  Chairman  and
                               Director,  Urstadt Property Company, Inc. (a real estate
                               investment  corporation);  Vice  Chairman,  Battery Park
                               City   Authority;   Trustee,   Historic  Hudson  Valley;
                               Retired   Director,   Putnam  Trust   Company;   Trustee
                               Emeritus,  Pace University;  Retired  Trustee,  Teachers
                               Insurance and Annuity Association.



                                     CLASS I
                        (TERM OF OFFICE EXPIRES IN 2004)


                                                  Principal Occupation                                         Director
                                                 For the Past Five Years                                      Continuous   Term to
Name                                            And Current Directorships                                        Since      Expire
----                                            -------------------------                                     ----------   -------
Willing L. Biddle (E)          President  and Chief  Operating  Officer of the  Company         41               1997        2004
                               since  December  1996;  Executive  Vice  President  from
                               March   1996   to    December    1996;    Senior    Vice
                               President-Management  from June 1995 to March 1996;  and
                               Vice  President  - Retail  from April 1993 to June 1995.
                               Advisory Director, Putnam Trust Company


E. Virgil Conway (C)           Chairman,    Rittenhouse   Advisors,    LLC;   Chairman,         73               1989        2004
                               Metropolitan   Transportation   Authority   (1995-2001);
                               Chairman,   Financial   Accounting   Standards  Advisory
                               Council   (1992-1995);   Chairman  and   Director,   The
                               Seamen's  Bank for Savings,  FSB  (1969-1989);  Trustee,
                               Consolidated Edison Company of New York, Inc.;
                               Director, Union Pacific Corporation; Trustee,
                               Phoenix Duff & Phelps Mutual Funds; Trustee,
                               Atlantic Mutual Insurance Company (1974-2002);
                               Director, Centennial Insurance Company
                               (1974-2002); Director, AccuHealth, Inc.;
                               Chairman, New York Housing Partnership
                               Development Corporation; Vice Chairman, Academy
                               of Political Science; Trustee, Pace University;
                               Trustee Emeritus, Colgate University.


Charles D. Urstadt (E)         President and Director,  Urstadt Property Company,  Inc.         43               1997        2004
                               (since 1990);  Executive  Vice  President,  Brown Harris
                               Stevens,   LLC;   (1992-2001);   Publisher,   New   York
                               Construction   News   (1984-1992);   Member,   Board  of
                               Consultants  of the Company  (1991-1997);  Director, Friends
                               of Channel 13; Board Member, New York State Board for
                               Historic Preservation (1996-2002); President and Director,
                               East Side Association (1994-1997); Director, New York
                               Building Congress (1988-1992).


                                    CLASS II
                        (TERM OF OFFICE EXPIRES IN 2005)

                                                  Principal Occupation                                         Director
                                                 For the Past Five Years                                      Continuous   Term to
Name                                            And Current Directorships                                        Since      Expire
----                                            -------------------------                                     ----------   -------
Peter Herrick (A)(E)           Retired Vice  Chairman  (1990-1992)  and  Director,  The         75               1990          2005
                               Bank  of  New  York;   President  and  Chief   Operating
                               Officer,  The  Bank of New York  (1982-1990);  President
                               and  Director,  The  Bank  of  New  York  Company,  Inc.
                               (1984-1992);   Member,  New  York  State  Banking  Board
                               (1990-1993);    Director,    Mastercard    International
                               (1985-1992);  Director,  BNY Hamilton Funds, Inc. (1992-
                               1999).


George J. Vojta (A)            Retired Vice Chairman and Director, Bankers Trust                67               1999           2005
                               Company (1992-1999); Executive Vice President, Bankers
                               Trust Company (1984-1992); Member, New York State
                               Banking Board; Director, Private Export Funding
                               Corporation; Chairman, Wharton Financial Institutions
                               Center; Chairman, The Westchester Group, LLC; Director,
                               Financial Services Forum; Member, Council on Foreign
                               Relations; Trustee, Continuum Health Partners;
                               Chairman, Caux Roundtable.


----------------------------------
(A) Member of Audit Committee
(C) Member of Compensation Committee
(E) Member of Executive Committee

         During the fiscal year ended October 31, 2002, the Directors held six meetings. The Directors have three standing committees: an Audit Committee, an Executive Committee and a Compensation Committee. Each Director attended at least 75% of the aggregate total number of meetings held during the fiscal year by the Directors and by all committees of which such Director is a member.

         The Audit Committee held three meetings during the fiscal year ended October 31, 2002. In addition, on two occasions the Audit Committee authorized Peter Herrick, Chairman, to act on behalf of the Committee in reviewing with management and the Company's independent public accountants, quarterly financial statements of the Company. Mr. Herrick conducted such reviews. The Audit Committee recommends to the Directors the independent public accountants to be engaged by the Company, reviews with the Company's independent public accountants and management the Company's quarterly financial statements and internal accounting procedures and controls, and reviews with the Company's independent public accountants the scope and results of the auditing engagement. Messrs. Robert R. Douglass, Peter Herrick and George J. Vojta are the current members of the Audit Committee.

         The Compensation Committee, which makes recommendations to the Directors concerning compensation and administers the Company's Stock Option Plan and Restricted Stock Plan, held one meeting during the fiscal year ended October 31, 2002. Messrs. E. Virgil Conway, Robert R. Douglass and George H.C. Lawrence are the current members of the Compensation Committee.

         The Executive Committee held three meetings during the fiscal year ended October 31, 2002. In general, the Executive Committee may exercise such powers of the Directors between meetings of the Directors as may be delegated to it by the Directors (except for certain powers of the Directors which may not be delegated). Messrs. Willing L. Biddle, Peter Herrick, Charles D. Urstadt and Charles J. Urstadt are the current members of the Executive Committee.

         The Directors do not have a nominating committee but act as a group on such matters.

         Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership of such equity securities with the Securities and Exchange Commission ("SEC"). Such persons are also required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that, with respect to the period from November 1, 2001 through October 31, 2002, its Directors, officers and greater than 10% beneficial owners complied with all Section 16(a) filing requirements.

         At the Annual Meeting, the stockholders of the Company will be requested to elect three Directors, comprising Class III. The affirmative vote of the holders of not less than a majority of the total combined voting power of all classes of stock entitled to vote and present, in person or by properly executed proxy, at the Annual Meeting, subject to quorum requirements, will be required to elect a Director.

            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
               APPROVAL OF THE NOMINEES FOR ELECTION AS DIRECTORS.


                                   PROPOSAL 2
                         RATIFICATION OF APPOINTMENT OF
                       INDEPENDENT AUDITORS OF THE COMPANY


On May 21, 2002, Ernst & Young LLP was appointed as successor independent auditors of the Company. Ernst & Young LLP provided auditing and other professional services to the Company for the fiscal year ended October 31, 2002.

The Directors have, subject to ratification by the stockholders of the Company, appointed Ernst & Young LLP to audit the financial statements of the Company for the ensuing fiscal year and recommend to the stockholders that such appointment be ratified. Representatives of Ernst & Young LLP will be present at the Annual Meeting with the opportunity to make a statement if they so desire. Such representatives will also be available to respond to appropriate questions.

During the years ended October 31, 2001 and October 31, 2000 and through May 13, 2002, Arthur Andersen LLP acted as independent auditors of the Company. During such period, the Company did not consult with Ernst & Young LLP on any accounting or auditing issues. The following sets forth the information required by Item 304(a)(1) of Regulation S-K concerning the change of independent auditors of the Company: (i) on May 13, 2002, Arthur Andersen LLP was dismissed as the Company's independent auditors; (ii) the reports of Arthur Andersen LLP on the Company's financial statements for the years ended October 31, 2001 and October 31, 2000 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles; (iii) the decision to change accountants was recommended by the Company's Audit Committee and approved by the Company's Board of Directors; (iv) during the years ended October 31, 2001 and October 31, 2000 and through May 13, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused it to make reference thereto in its reports on the financial statements for such periods; and (v) during the years ended October 31, 2001 and October 31, 2000 and through May 13, 2002, there occurred none of the "reportable events" listed in Item 304(a)(1)(v) of Regulation S-K. Arthur Andersen LLP furnished a letter addressed to the SEC stating that it was in agreement with the statements contained in subparagraphs
(i), (ii), (iv) and (v) above.

The affirmative vote of the holders of not less than a majority of the total combined voting power of all classes of stock entitled to vote and present, in person or by properly executed proxy, at the Annual Meeting, subject to quorum requirements, will be required to ratify the appointment of Ernst & Young LLP as independent auditors of the Company.


            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
              RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP
                     AS INDEPENDENT AUDITORS OF THE COMPANY.

Security Ownership of Certain Beneficial Owners and Management

        The following tables set forth certain information as of January 2, 2003 available to the Company with respect to the shares of the Company (i) held by those persons known to the Company to be the beneficial owners (as determined under the rules of the SEC) of more than 5% of the Common Shares and Class A Common Shares then outstanding and (ii) held by each of the Directors, each of the executive officers named in the Summary Compensation Table below, and by all of the Directors and such executive officers as a group:


                              5% BENEFICIAL OWNERS


                                        Common Shares                     Class A Common
Name and Address of                     Beneficially      Percent of   Shares Beneficially     Percent of
Beneficial Owner                           Owned            Class             Owned               Class
--------------------                    -------------     ----------    ------------------     ----------

Charles J. Urstadt                      2,355,730 (1)        34.5%          354,850 (2)           1.9%
Urstadt Biddle Properties Inc.
321 Railroad Ave.
Greenwich, CT 06830

Willing L. Biddle                        909,858 (3)         13.3%          142,425 (4)           0.8%
Urstadt Biddle Properties Inc.
321 Railroad Ave.
Greenwich, CT  06830

Grace & White, Inc.                      432,750 (5)         6.3%           579,800 (5)           3.1%
515 Madison Ave., Suite 1700
New York, NY 10022

         ---------------
(1) Of these shares, 362,500 are owned by Urstadt Property Company, Inc., a company of which Mr. Urstadt is the chairman, a director and a principal stockholder, 1,643,950 shares are owned by two irrevocable trusts established for Mr. Urstadt's adult children, 57,000 shares are owned by Elinor Urstadt, Mr. Urstadt's wife, 6,480 shares are held by The Trust Established Under the Urstadt Biddle Properties Inc. Excess Benefits and Deferred Compensation Plan (the "Compensation Plan Trust") and 35,000 shares are owned by the Urstadt Conservation Foundation (the "Conservation Foundation"), of which Mr. Urstadt and his wife, Elinor Urstadt, are the sole trustees. Mr. Urstadt disclaims beneficial ownership of any shares held by the Conservation Foundation. See "Compensation and Transactions with Management and Others" below.

(2) Of these shares, 156,050 shares are owned by two irrevocable trusts established for Mr. Urstadt's adult children, 38,800 shares are owned by Elinor Urstadt, Mr. Urstadt's wife and 65,000 shares are owned by the Conservation Foundation. Mr. Urstadt disclaims beneficial ownership of any shares held by the Conservation Foundation. See "Compensation and Transactions with Management and Others" below.

(3) Of these shares, 4,475 shares are owned beneficially and of record by Catherine U. Biddle, Mr. Biddle's wife, and 2,333 shares are held by the Compensation Plan Trust.

(4) Of these shares, 4,475 shares are owned beneficially and of record by Catherine U. Biddle.

(5) Based upon information filed on Form 13F with the SEC by Grace & White, Inc. for the period ended December 31, 2002.

                             DIRECTORS AND OFFICERS


                                               Common                                        Class A
                                         Shares Beneficially            Percent           Common Shares               Percent
Name                                          Owned (1)              of Class (1)     Beneficially Owned (2)         of Class (2)
----                                          ---------              ------------     ----------------------         ------------

Charles J. Urstadt                           2,355,730  (3)                34.5%          354,850  (4)               1.9%
Willing L. Biddle                              909,858  (5)                13.3%          142,425  (6)                 *
E. Virgil Conway                                19,421  (7)                  *             74,096  (8)(9)              *
Robert R. Douglass                              15,089  (10)                 *             29,743  (11)                *
Peter Herrick                                   35,921  (7)                  *             54,549  (8)                 *
George H.C. Lawrence                            32,423  (12)                 *             35,784  (13)                *
Charles D. Urstadt                              16,816  (14)                 *              3,153  (15)                *
George J. Vojta                                  8,525                       *              3,525                      *
James R. Moore                                  63,416  (16)                 *            102,973  (17)                *
Raymond P. Argila                               42,666  (18)                 *             51,666  (19)                *
Directors & Executive Officers
  as a group (10 persons)                    3,499,865  (20)               51.3%          852,764  (21)              4.6%

--------
*Less than 1%

(1) On August 14, 1998, the Company paid a stock dividend in the form of one share of Class A Common Stock for each outstanding share of Common Stock (the "Stock Dividend"). In connection with the Stock Dividend, each of the directors' options to purchase shares of Common Stock awarded prior to the Stock Dividend (each an "Existing Option") is deemed to be, upon his election with respect to each Existing Option: (i) an option (each, a "Common Stock Option") to purchase such number of shares of Common Stock as shall be equal in aggregate fair market value to the aggregate fair market value of the shares of Common Stock issuable pursuant to the related Existing Option; (ii) an option (each, a "Class A Stock Option") to purchase such number of shares of Class A Common Stock as shall be equal in aggregate fair market value to the aggregate fair market value of the shares of Common Stock issuable pursuant to the related Existing Option; or
(iii) an option (each, a "Combination Option") to purchase such number of shares of Common Stock and such number of shares of Class A Common Stock, in each case, as shall be equal to the number of shares of Common Stock issuable pursuant to the related Existing Option.

         The exercise price for the purchase of one share of Common Stock and/or one share of Class A Common Stock pursuant to any Common Stock Option, Class A Stock Option or Combination Option has been set according to the proportional allocation of the exercise price for the purchase of one share of Common Stock pursuant to the related Existing Option, such proportional allocation being determined according to the fair market values of the underlying shares of Common Stock (ex-Stock Dividend) and Class A Common Stock.

     The figures presented in this column (except for those relating to Charles
J. Urstadt, Willing L. Biddle, James R. Moore and Raymond P. Argila) assume, in connection with the determination of the number of Common Shares issuable upon exercise of options exercisable within 60 days by the respective individuals listed below, that such individuals will elect the Common Stock Option with respect to all of such options. If any such individual elects the Combination Option or the Class A Stock Option with respect to any or all of such options, the number of Common Shares issuable upon exercise of options exercisable within 60 days, the total number of Common Shares beneficially owned and the Percent of Class would be less for such individual.

(2) The figures presented in this column (except for those relating to Charles
J. Urstadt, Willing L. Biddle, James R. Moore and Raymond P. Argila) assume, in connection with the determination of the number of Class A Common Shares issuable upon exercise of options exercisable within 60 days by the respective individuals listed below, that such individuals will elect the Class A Stock Option with respect to all of such options. If any such individual elects the Combination Option or the Common Stock Option with respect to any or all of such options, the number of Class A Common Shares issuable upon exercise of options exercisable within 60 days, the total number of Class A Common Shares beneficially owned and the Percent of Class would be less for such individual.

(3) See note (1) under the preceding table titled "5% Beneficial Owners".

(4) See note (2) under the preceding table titled "5% Beneficial Owners".

(5) Of these shares, 4,475 shares are owned beneficially and of record by Catherine U. Biddle, Mr. Biddle's wife, and 2,333 shares are held by the Compensation Plan Trust.

(6) Of these shares, 4,475 shares are owned beneficially and of record by Catherine U. Biddle.

(7) This figure includes 12,796 Common Shares issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days. See footnote (1) above.

(8) This figure includes 12,718 Class A Common Shares issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days. See footnote (1) above.

(9) This figure includes 10,000 Class A Common Shares held of record by The Conway Foundation of which Mr. Conway and his wife, Elaine Conway, are the sole directors. Mr. Conway disclaims beneficial ownership of any shares held by The Conway Foundation.

(10) This figure includes 8,864 Common Shares issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days. See footnote (1) above.

(11) This figure includes 8,812 Class A Common Shares issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days. See footnote (1) above.

(12) This figure includes 6,898 Common Shares issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days. See footnote (1) above.

(13) This figure includes 6,859 Class A Common Shares issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days. See footnote (1) above.

(14) This figure includes 2,966 Common Shares issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days. See footnote (1) above.

(15) This figure includes 2,953 Class A Common Shares issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days. See footnote (1) above.

(16) This figure includes 24,500 Common Shares issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days.

(17) This figure includes 12,557 Class A Common shares held of record by the Compensation Plan Trust.

(18) This figure includes 20,000 Common Shares issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days.

(19) This figure includes 20,000 Class A Common Shares issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days.

(20) This figure includes 88,820 Common Shares issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days.

(21) This figure includes 64,060 Class A Common Shares issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days.

            COMPENSATION AND TRANSACTIONS WITH MANAGEMENT AND OTHERS

Executive Officer Compensation

      There is set forth below information concerning the annual and long-term compensation paid by the Company during each of the three years ended October 31, 2002 to those persons who were, at October 31, 2002 (i) the chief executive officer and (ii) the three other most highly compensated executive officers of the Company constituting the only persons who were serving as executive officers at such date.


                                        SUMMARY COMPENSATION TABLE

                                                                                     LONG TERM COMPENSATION
                                            ANNUAL COMPENSATION                       AWARDS             PAYOUTS
                                            -------------------                       ------             -------
Name and Principal                                                            Restricted    #Options       LTIP           All Other
Position                         Year     Salary      Bonus       Total       Stock (1)       SARs       Payouts $   Compensation(2)
------------------               ----     ------      -----       -----       ----------    --------     ---------   --------------
Charles J. Urstadt               2002    $279,167    $30,000     $309,167      $619,500          0          0              $15,458
Chief Executive Officer          2001    $274,167    $30,000     $304,167      $214,695          0          0              $15,208
                                 2000    $272,365    $30,000     $302,365      $217,515          0          0              $15,118

Willing L. Biddle                2002    $236,667    $30,000     $266,667      $619,500          0          0              $13,333
President and Chief              2001    $218,333    $27,500     $245,833      $286,260          0          0              $12,292
Operating Officer                2000    $209,167    $30,000     $239,167      $290,020    593,000          0              $11,958

James R. Moore                   2002    $198,167    $20,000     $218,167      $120,600          0          0              $10,908
Executive Vice President         2001    $187,500    $18,000     $205,500       $78,722          0          0              $10,275
And Chief Financial              2000    $179,732    $20,000     $199,732       $79,756          0          0               $9,987
Officer

Raymond P. Argila                2002    $151,740    $10,000     $161,740       $40,200          0    $52,750   (3)         $8,087
Senior Vice President            2001    $149,389     $5,000     $154,389       $28,626          0          0               $7,720
                                 2000    $145,740     $5,000     $150,740       $29,002          0          0               $7,537

----------------

(1) Amounts shown represent the dollar value on the date of grant. The aggregate number of shares of restricted stock held on October 31, 2002 and the value thereof as of such date were as follows: Urstadt, 85,000 Class A Common Shares and 135,000 Common Shares ($2,462,150); Biddle, 100,000 Class A Common Shares and 150,000 Common Shares ($2,796,500); Moore, 39,250 Class A Common Shares and 27,250 Common Shares ($738,683); and Argila, 12,500 Class A Common Shares and 8,500 Common Shares ($233,225). Restricted Stock vests between five and ten years after the date of grant, as determined by the Compensation Committee at the time of each grant. Dividends on shares of restricted stock are paid as declared.

(2) Consists of a discretionary contribution by the Company to the Company's Profit Sharing and Savings Plan (the "401(k) Plan") allocated to an account of the named executive officer and related excess benefit compensation.

(3) Reflects vesting of restricted shares under the Company's Restricted Stock Plan.

Director Compensation

For the year ended October 31, 2002, other than Messrs. C.J. Urstadt and Biddle, each Director received an annual retainer of $18,000 and compensation of $1,400 for each Director meeting and each committee meeting attended. Effective January 1, 2003, other than Messrs. C.J. Urstadt and Biddle, each Director is entitled to an annual retainer of $18,000 and compensation of $1,500 for each Director meeting and each committee meeting attended. The chairmen of the Audit and Compensation Committees each are entitled to an additional annual retainer of $3,000.

Excess Benefits and Deferred Compensation Plan

Effective November 1, 1996, the Directors adopted the Urstadt Biddle Properties Inc. Excess Benefits and Deferred Compensation Plan, a non-qualified deferred compensation plan. The Plan is intended to provide eligible employees with benefits in excess of the amounts which may be provided under the Company's tax-qualified Profit Sharing and Savings Plan (a 401(K) plan), and to provide such employees with the opportunity to defer receipt of a portion of their compensation. Participation is limited to those employees who earn above the limit on compensation under the Company's Profit Sharing and Savings Plan, currently $200,000.

Under the Plan, a participant is credited with an amount equal to the contributions which would have been credited to the participant if the $200,000 compensation limitation under the Profit Sharing and Savings Plan did not apply.

Amounts credited under the Plan vest under the same rules as under the Profit Sharing and Savings Plan. In addition, each Participant may elect to defer the receipt of a portion of his or her compensation until a later date. Amounts credited under the Plan are increased with interest at a rate set from time to time by the Compensation Committee. For the fiscal year ended October 31, 2002, the Company paid interest on deferred compensation accounts at a rate based upon the rate of interest applicable to United States Ten Year Treasury Notes plus two percent. In the event of a change of control (as defined in the Plan), the Compensation Committee may in its discretion accelerate the vesting of benefits under the Plan.

Effective as of January 1, 2000, the Excess Benefits and Deferred Compensation Plan was amended by creating a trust to hold funds allocated under the Plan. Members of the Compensation Committee act as trustees of the trust. Eligible participants in the Plan may elect to have all or a portion of their deferred compensation accounts in the Plan invested in the Company's Common Stock, Class A Common Stock or such other securities as may be purchased by the trustees in their discretion.

Change of Control Agreements

The Company has agreements with each of its executive officers, including Messrs. Urstadt, Biddle, Moore and Argila, under which, in certain circumstances following a Change of Control of the Company (as defined in such agreements), the Company would pay severance benefits to such persons. If, within 18 months following the Change of Control, the Company terminates the executive's employment other than for cause, or if the executive elects to terminate his employment with the Company for reasons specified in the agreement, the Company will make a severance payment equal to a portion of such person's base salary, together with medical and other benefits during such period. Messrs. Urstadt, Biddle, Moore and Argila would each receive a severance payment equal to their respective twelve month salaries plus benefits. The salaries of Messrs. Urstadt, Biddle, Moore and Argila are currently $285,000, $250,000, $210,000 and $159,000, respectively. Each of such agreements has an indefinite term.

Stock Options

The Company maintains a Stock Option Plan pursuant to which 824,093 shares of the Company's authorized but unissued Common Shares and 743,003 shares of the Company's Class A Common Shares have been reserved for issuance upon the exercise of options which have been or may be granted under the Plan. The persons eligible to participate in the Plan are such key employees of the Company as may be selected from time to time by the Compensation Committee in its discretion, as well as non-employee Directors. The Plan is administered by the Compensation Committee.

There were no grants of stock options made under the Stock Option Plan in the fiscal year ended October 31, 2002.

The Compensation Committee has authorized loans to finance the exercise of stock options granted to executive officers. The loans have a ten-year term, subject to extension at the discretion of the Compensation Committee, bear interest at a fixed rate based upon the rate of interest applicable to United States Ten Year Treasury Notes plus two percent and are secured by a pledge of the related shares. The loans become due on termination of employment by the Company, but are automatically extended for seven months following termination of employment other than for cause. One loan is outstanding to Willing L. Biddle in the principal amount of $1,300,000, two loans are outstanding to James R. Moore in the principal amounts of $178,893 and $133,534, respectively, and one loan is outstanding to Raymond P. Argila in the principal amount of $133,534.

The following table sets forth, for the executive officers named in the Summary Compensation Table, information concerning the fiscal year-end value of unexercised options and SARs.



         Aggregated Options/SAR Exercises in Last Fiscal Year and FY-End
                                Option/SAR Values


                                                     # of Unexercised             Value of Unexercised
                                                      Class A Common                  In-the-Money
                                                     And Common Share               Options/SARs at
                   Shares                         Options/SARs at FY-End               FY-End ($)
                 Acquired On        Value
Names           Exercise (#)    Realized ($)    Exercisable    Unexercisable  Exercisable   Unexercisable
-----           ------------    -----------     -----------    -------------  -----------   -------------

Charles J. Urstadt
         Common         --             --              --            --               --             --
         Class A        --             --              --            --               --             --

Willing L. Biddle
         Common    193,000       $605,537              --            --               --             --
         Class A        --             --              --            --               --             --

James R. Moore
         Common         --             --          24,500            --         $100,402             --
         Class A    24,500       $ 66,107              --            --               --             --

Raymond P. Argila
         Common         --             --          20,000            --          $82,589             --
         Class A        --             --          20,000            --          $73,399             --



Restricted Stock Plan

Under the Company's Restricted Stock Award Plan (the "Plan"), 350,000 shares each of the Company's authorized but unissued Common Shares and Class A Common Shares and 350,000 shares, which at the discretion of the Compensation Committee may be awarded in any combination of Common Shares and Class A Common Shares, have been reserved for issuance in connection with restricted stock awards that have been or may be granted under the Plan. The persons eligible to receive restricted stock awards are selected by the Compensation Committee, in its discretion, from among management personnel who are considered to have significant responsibility for the growth and profitability of the Company and non-employee Directors. The Plan is administered by the Compensation Committee.

Each restricted stock award is evidenced by a written agreement, executed by both the relevant participant and the Company, setting forth all the terms and conditions applicable to such award as determined by the Compensation Committee. Such terms and conditions shall include (i) the length of the restricted period of the award, (ii) the restrictions applicable to the award, including (without limitation) the employment or directorship status rules governing forfeiture and restrictions on the sale, assignment, transfer, pledge or other encumbrance of the restricted stock during the restricted period, and (iii) the eligibility to share in dividends and other distributions paid to the Company's stockholders during the restricted period.

If a participant ceases to be employed or ceases to be a director prior to the lapse of the restricted period by reason of death or disability, the restrictions shall lapse on such date. If a participant ceases to be employed or ceases to be a director by reason of Retirement (as defined in the Plan), all awards of Restricted Stock continue to vest as if Retirement had not occurred until such time as the restrictions lapse.

The Compensation Committee has the authority to accelerate the time at which the restrictions may lapse whenever it considers that such action is in the best interests of the Company and of its stockholders, whether by reason of changes in tax laws, a "change in control" (as defined in the Plan), or otherwise.

           Report of Compensation Committee on Executive Compensation


Overview

         The Compensation Committee (the "Committee") is composed of three independent, non-employee Directors, none of whom have interlocking relationships as defined by the SEC. The Committee is responsible for making recommendations to the Board concerning compensation and for administering the Company's Stock Option Plan and Restricted Stock Plan. The Committee believes that compensation should be structured to attract and retain high quality executives and to provide incentives to the Company's officers to enhance the long-term profitability of the Company. Thus, in making its recommendations regarding compensation, the Committee attempts to align the financial interests of the Company's executive officers with those of its stockholders.

Executive Compensation

         In evaluating the potential long-term profitability of the Company in order to make its compensation recommendations, the Committee considered a variety of factors and criteria including stock price, projected and actual cash flow, leasing activities, new acquisitions and other factors. The Restricted Stock Plan and the Stock Option Plan provide the Company's key executives with a direct incentive to improve the Company's profitability and consequently, stockholder value. The Restricted Stock Plan provides that restricted stock be held for a specified time after it is issued before it can be sold or disposed of. Thus, if the executive leaves the Company other than by retirement, the unvested stock generally is forfeited. Restricted stock awards serve as both a reward for performance and a retention device for key executives and help to align their interests with all stockholders.

CEO Compensation

         The Committee believes that the leadership by the Chief Executive Officer and his continued commitment to the Company's principal objectives, including new acquisitions, the sale of non-core assets, capital financing, leasing and cost containment, in the face of a weak economy and changing retail environment have positioned the Company for potential long-term profitability and warrant special recognition. The Committee considered the Chief Executive Officer's successful execution of strategic transactions, noting the public offering of approximately 8,000,000 new Class A Common Shares. The Committee recommended to the Board of Directors and the Board of Directors approved an increase in Mr. Urstadt's annual salary to $285,000 and awarded him a cash bonus of $30,000. The Committee also awarded Mr. Urstadt 65,000 Common Shares and 5,000 Class A Common Shares under the Restricted Stock Plan.

Other Compensation

         The Committee also believes that the leadership of Mr. Biddle during fiscal 2002 in all areas of operations including particularly new acquisitions and increased leasing merits special recognition. The Committee noted Mr. Biddle's role in the growth of the Company (total assets increased by approximately 62% and Funds From Operations increased by approximately 44%) and awarded Mr. Biddle 93,750 Common Shares and 6,250 Class A Common Shares under the Restricted Stock Plan. The Committee believes that the amount of restricted stock awarded to Messrs. Urstadt and Biddle was appropriate in light of the results achieved by the Company under their leadership and that their total compensation is appropriate in order to meet competitive compensation trends among REITs of comparable size.


                                            Compensation Committee:

                                            E. Virgil Conway, Chairman
                                            Robert R. Douglass
                                            George H.C. Lawrence

                            Report of Audit Committee


To the Board of Directors of Urstadt Biddle Properties Inc.

         The Audit Committee of the Company's Board of Directors consists entirely of non-employee directors that are independent, as defined in Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange Listing Standards. The Company's Board of Directors has adopted a written charter for the Audit Committee.

       We have reviewed and discussed with management the Company's audited financial statements as of and for the year ended October 31, 2002.

         We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

         We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditor's independence. We have considered whether (and have determined that) the provision by Ernst & Young LLP of the services described below under "All Other Fees" is compatible with maintaining Ernst & Young LLP's independence from both management and the Company.

         Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended October 31, 2002.


                                             Audit Committee:

                                             Peter Herrick, Chairman
                                             Robert R. Douglass
                                             George J. Vojta

                                OTHER INFORMATION

                                   Audit Fees

        The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended October 31, 2002 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q during that fiscal year were $160,000. During the fiscal year ended October 31, 2002, the Company also paid its predecessor independent auditors, Arthur Andersen LLP, $145,200 for audit services, a significant portion of which related to audit services performed in the preceding fiscal year.

          Financial Information Systems Design and Implementation Fees

        For the fiscal year ended October 31, 2002, Ernst & Young LLP did not bill the Company for any Financial Information Systems Design and Implementation Fees.
                                 All Other Fees

     The aggregate fees billed by Ernst & Young LLP for services rendered to the Company, other than the services described under the caption "Audit Fees" above, for the fiscal year ended October 31, 2002 were $188,828, primarily relating to filings in connection with the public offering of Class A Common Stock and assisting the Company in identifying asset classifications of its real estate assets for the purpose of maximizing tax depreciation. During the fiscal year ended October 31, 2002, the Company also paid its predecessor independent auditors, Arthur Andersen LLP, $34,770 for professional services other than audit fees including, but not necessarily limited to, tax planning and real estate tax related issues.

                     Class A Common Shares Performance Graph

         The following graph compares, for the period beginning August 14, 1998 (inception) and ended October 31, 2002, the Company's cumulative total return to holders of the Company's Class A Common Shares with the returns for the NAREIT All REIT Total Return Index (a peer group index) published by the National Association of Real Estate Investment Trusts (NAREIT) and for the S&P 500 Index for the same period.


                     COMPARISON OF CUMULATIVE TOTAL RETURN*
               FOR THE PERIOD AUGUST 14, 1998 TO OCTOBER 31, 2002
           AMONG URSTADT BIDDLE PROPERTIES INC. CLASS A COMMON SHARES,
                THE S&P 500 INDEX AND THE NAREIT ALL-REIT INDEX


[Insert Graph]






























                                                               8/14/98     10/98      10/99      10/00      10/01      10/02
                                                               -------     -----      -----      -----      -----      -----
UBP.A                                                           100.00     96.22      99.06     104.34     150.43     189.81
S&P 500                                                         100.00     98.43     123.69     131.23      98.55      80.22
NAREIT ALL-REIT                                                 100.00     92.75      84.95      99.67     115.18     123.95

      *$100 INVESTED ON 8/14/98 IN STOCK OR INDEX - INCLUDING REINVESTMENT
                  OF DIVIDENDS, FISCAL YEAR ENDING OCTOBER 31.

The stock price performance shown on the graph is not necessarily indicative of future price performance.

      On October 31, 1997, the only publicly traded equity security of the Company was the Common Shares. In June 1998, the Company established the Class A Common Shares and on August 14, 1998, the Stock Dividend was paid, pursuant to which holders of the Common Shares received one Class A Common Share for each outstanding Common Share. All share prices and dividends have been adjusted to reflect the Stock Dividend for all periods represented. Since August 17, 1998, both the Common Shares and the Class A Common Shares have been publicly traded on the New York Stock Exchange.

                         Common Shares Performance Graph

         The following graph compares, for the five-year period ended October 31, 2002, the Company's cumulative total return to holders of the Company's Common Shares with the returns for the NAREIT All REIT Total Return Index (a peer group index) published by the National Association of Real Estate Investment Trusts (NAREIT) and for the S&P 500 Index for the same period.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
    AMONG URSTADT BIDDLE PROPERTIES INC. COMMON SHARES, THE S&P 500 INDEX AND
                            THE NAREIT ALL-REIT INDEX


[Insert Graph]
























                                                              10/97    10/98      10/99      10/00      10/01      10/02
                                                              -----    -----      -----      -----      -----      -----
UBP                                                          100.00    95.82      93.46     100.72     136.53     189.09
S&P 500                                                      100.00   121.99     153.31     162.64     122.14      99.43
NAREIT ALL-REIT                                              100.00    85.24      78.07      91.60     105.86     113.92

      *$100 INVESTED ON 10/31/97 IN STOCK OR INDEX - INCLUDING REINVESTMENT
                  OF DIVIDENDS, FISCAL YEAR ENDING OCTOBER 31.

The stock price performance shown on the graph is not necessarily indicative of future price performance.

                  SOLICITATION OF PROXIES AND VOTING PROCEDURES

         The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, solicitations may also be made by personal interview, facsimile transmission or telephone. Directors and officers of the Company may participate in such solicitation and will not receive additional compensation for such services. Arrangements will also be made with custodians, nominees and fiduciaries for forwarding of proxy solicitation material to beneficial owners of Company Common Shares and Class A Common Shares and the Company will reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith.

         The presence, either in person or by properly executed proxy, of a majority of the Company's outstanding Common Shares and Class A Common Shares is necessary to constitute a quorum at the Annual Meeting. Each Common Share outstanding on the Record Date entitles the holder thereof to one vote and each Class A Common Share outstanding on the Record Date entitles the holder thereof to 1/20 of one vote. An automated system administered by the Company's transfer agent tabulates the votes.

       The election of the Directors and the ratification of the appointment of the Company's auditors each requires the affirmative vote of a majority of the total combined voting power of all classes of stock entitled to vote and present, in person or by properly executed proxy, at the Annual Meeting. Abstentions will thus be the equivalent of negative votes and broker non-votes will have no effect with respect to such proposals, as any Common Shares or Class A Common Shares subject to broker non-votes will not be present and entitled to vote with respect to any proposal to which the broker non-vote applies.

       Each of the Proposals presented to the Company at the Annual Meeting is being presented as a separate and independent Proposal and no Proposal is conditioned upon adoption or approval of any other Proposal.



                              AVAILABLE INFORMATION

         The Company is subject to the informational requirements of the Exchange Act, and in accordance therewith files reports, proxy statements, and other information with the SEC. Such reports, proxy statements and other information may be inspected without charge at the principal office of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the regional offices of the SEC located at 233 Broadway, New York, New York 10279 and 175 W. Jackson Blvd., Suite 900, Chicago, Illinois 60604, and copies of all or any part thereof may be obtained at prescribed rates from the SEC's Public Reference Section at such addresses. Also, the SEC maintains a World Wide Web site on the Internet at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. Such reports, proxy and information statements and other information also can be inspected at the office of the New York Stock Exchange, Inc., 20 Broad Street, New York, NY 10005.

         The Company's Annual Report to Stockholders for the fiscal year ended October 31, 2002 (which is not part of the Company's proxy soliciting materials) has been mailed to the Company's stockholders with or prior to this Proxy Statement. A copy of the Company's Annual Report on Form 10-K, without exhibits, will be furnished without charge to stockholders upon request to:

                           Thomas D. Myers, Secretary
                         Urstadt Biddle Properties Inc.
                               321 Railroad Avenue
                               Greenwich, CT 06830

                                  OTHER MATTERS

         The Directors know of no other business to be presented at the Annual Meeting. If other matters properly come before the Meeting in accordance with the Articles of Incorporation, the persons named as proxies will vote on them in accordance with their best judgment.

         Any stockholder who intends to present a stockholder proposal for consideration at the Company's 2004 Annual Meeting of Stockholders by utilizing Rule 14a-8 under the Exchange Act, must comply with the requirements as to form and substance established by the SEC for such proposals to be included in the Company's proxy statement for such Annual Meeting and such proposals must be received by the Company by October 1, 2003.

         Any stockholder who intends to present a stockholder proposal for consideration at the Company's 2004 Annual Meeting of Stockholders without complying with Rule 14a-8 or who intends to make a nomination for election to the Company's Board of Directors at the 2004 Annual Meeting of Stockholders, must comply with certain advance notification requirements set forth in the Company's bylaws. The Company's bylaws provide, in part, that any proposal for stockholder action, or nomination to the Board of Directors, proposed other than by the Board of Directors must be received by the Company in writing, together with specified accompanying information, at least 75 days prior to an annual meeting in order for such action to be considered at the meeting. The year 2004 Annual Meeting of Stockholders is currently anticipated to be held on March 10, 2004, and any notice of intent to consider other matters and/or nominees, and related information, must therefore be received by the Company by December 26, 2003. The purpose of the bylaw is to assure adequate notice of, and information regarding, any such matter as to which shareholder action may be sought.

         You are urged to complete, date, sign and return your Proxy Card promptly to make certain your Shares will be voted at the Annual Meeting, even if you plan to attend the meeting in person. If you desire to vote your Shares in person at the meeting, your proxy may be revoked. For your convenience in returning the Proxy Card, a pre-addressed and postage paid envelope has been enclosed.


                             YOUR PROXY IS IMPORTANT
                       WHETHER YOU OWN FEW OR MANY SHARES.
            PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD TODAY.

                          (Form of Proxy Card - Front)

                         URSTADT BIDDLE PROPERTIES INC.

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                          To be held on March 12, 2003

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF URSTADT BIDDLE PROPERTIES INC.

The undersigned hereby constitutes and appoints Willing L. Biddle and Thomas D. Myers, and each of them, as Proxies of the undersigned, with full power to appoint his substitute, and authorizes each of them to represent and vote all Common Stock or Class A Common Stock, par value $.01 per share, as applicable, of Urstadt Biddle Properties Inc. (the "Company") held of record as of the close of business on January 27, 2003, at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Hyatt Regency Greenwich, Old Greenwich, Connecticut, on Wednesday, March 12, 2003, and at any adjournments or postponements thereof.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is given, this proxy will be voted (i) FOR the election of three Directors of the Company to serve for three years, as set forth in Proposal 1; and (ii) FOR the ratification of the appointment of Ernst & Young LLP as the independent auditors of the Company for the ensuing fiscal year, as set forth in Proposal 2. In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. A stockholder wishing to vote in accordance with the Board of Directors' recommendations, need only sign and date this proxy and return it in the enclosed envelope.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the Proxy Statement and the Company's Annual Report to Stockholders and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised by filing a notice of such revocation, by filing a later dated proxy with the Secretary of the Company or by voting in person at the Annual Meeting.

(Continued and to be signed and dated on reverse side.)

To change your address, please mark this box. [ ]


                  (Form of Proxy Card - Reverse)
                                                                         Please sign name exactly as
                                                                         shown.  When there is more
                                                                         than one holder, each should
                                                                         sign.  When signing as an
Please vote and sign on this side      Votes must be indicated           attorney, administrator,
and return promptly in the enclosed    (X) in Black or Blue ink.         guardian or trustee, please
envelope.  Do not forget to date your                                    add your title as such.  If
proxy.                                                                   executed by a corporation
                                                                         or partnership, the proxy
                                                                         should be signed by a duly
                                                                         authorized person, stating
                                                                         his or her title or authority.



     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THESE PROPOSALS

Proposal 1. To elect three Directors to serve for three years.

FOR all nominees        WITHHOLD AUTHORITY to vote           *EXCEPTIONS  [  ]
listed below[   ]       for all nominees listed below  [  ]


Nominees to serve for three years: Robert R. Douglass, George H.C. Lawrence and Charles J. Urstadt.

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

*EXCEPTIONS:      _________________________________________


Proposal 2. To ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for one year.

FOR   [  ]                AGAINST    [  ]               ABSTAIN [  ]



Please sign exactly as your name appears hereon. When signing in a representative capacity, please give full title.


                  Shareholder sign here                               Date

                  ---------------------------------                 -------

                  Co-Owner sign here

                  --------------------------------